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                                                                 Exhibit 10.14.1

                                 ADDENDUM NO. 1
                                       TO
                          FINANCIAL SERVICES AGREEMENT

     This ADDENDUM (the "Addendum") is entered into as of April 30, 2003 and supplements and modifies the Agency Agreement dated March 25, 2003 (the "Agreement") between Oregon Trail Ethanol Coalition, L.L.C., a Nebraska limited liability company ("The Company"), and Northland Securities, Inc., a Minnesota corporation ("Northland Securities"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement. For the purposes of this Addendum, to the extent any of the provisions of this Addendum are inconsistent with the terms and conditions of the Agreement, the terms and conditions of this Addendum will prevail. In all other respects, the terms and conditions of the Agreement shall remain in full force and effect and shall be applicable to this Addendum and the parties hereto. The Company and Northland Securities agree as follows:

     1. Term of the Agreement. The second paragraph of Section 3 of the Agreement should be deleted in its entirety and the following substituted in lieu thereof:

     "Either party may terminate this Agreement immediately if (1) by July 1, 2003, The Company has not raised its minimum subscription amount as set forth in The Company's Registration Statement, as amended, filed with the U.S. Securities and Exchange Commission, or (2) the Financial Close has not occurred by July 31, 2003."

     2. Counterparts. This Addendum may be executed in counterparts, each of which will be deemed an original, but all or which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum the date and year first above written and each party agrees it has read and understands all the terms of this Addendum.

                                 Oregon Trail Ethanol Coalition, L.L.C.


                                 By:  /s/ Mark L. Jagels          (signature)
                                     -----------------------------

                                      Mark L. Jagels              (printed name)
                                     -----------------------------

                                     Its: Chairman of the Board
                                         -------------------------------------


                                 Northland Securities, INC.


                                 By:  /s/ Randy G. Nitzsche       (signature)
                                     -----------------------------

                                      Randy G. Nitzsche           (printed name)
                                     -----------------------------

                                     Its: Chief Operating Officer
                                         -------------------------------------